UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                December 23, 2005
                               ------------------

                               NL Industries, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     New Jersey                      1-640                    13-5267260
-------------------            ------------------          -----------------
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)               Identification
   incorporation)                                                No.)

 5430 LBJ Freeway, Suite 1700, Dallas, Texas               75240-2697
----------------------------------------------            ------------
   (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


                 (Former name or address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under
        the  Exchange  Act  (17  CFR  240.14d-2(b))

[   ]   Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under
        the  Exchange  Act  (17  CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
Item 1.02     Termination of a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The information disclosed by CompX International Inc., a Delaware corporation and a subsidiary of the registrant ("CompX"), under Items 1.01, 1.02 and 2.03 of the Current Report on Form 8-K that CompX (File No. 1-13905) filed with the U.S. Securities and Exchange Commission on December 27, 2005 is hereby incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NL Industries, Inc.
                                              (Registrant)




                                              By:    /s/ Gregory M. Swalwell
                                                    ----------------------------
                                                    Gregory M. Swalwell
                                                    Vice President, Finance and
                                                      Chief Financial Officer



Date:  December 27, 2005